HEALTH™ INSURANCE INNOVATIONS

Investor Presentation

September 2017

Disclosure

Certain statements included herein, including those that express management's expectations or estimates of Health Insurance Innovations, Inc.'s ("HIIQ") future performance, constitute "forward-looking statements" within the meaning of applicable securities laws. These statements may include words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management when made, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results, performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, our ability to maintain relationships and develop new relationships with health insurance carriers and distributors and the risk of customer attrition; our ability to retain our members, the demand for our products, the amount of commissions paid to us or changes in health insurance plan pricing practices, competition and our ability to compete successfully; changes and developments in the United States health insurance system and laws, the ability to maintain and enhance our name recognition; our ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions, including the risk that the HealthPocket acquisition will not be integrated successfully; potential liability for the use of incorrect or incomplete data; interruption of our operations due to outside sources; maintaining our intellectual property rights and litigation involving intellectual property rights; our ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; ongoing regulatory examinations and state licensure requirements; breach of our security by third parties; our dependence on the expertise of our key personnel; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of our forward-looking statements. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are discussed in HIIQ's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by HIIQ from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to HIIQ or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Note: This presentation also contains certain non-GAAP financial measures. The non-GAAP financial measures used in this presentation are reconciled in HIIQ's Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC unless otherwise stated. These non-GAAP financial measures should not be considered an alternative to the GAAP financial measures.

Designer, Developer, Distributor and Cloud-Based Administrator of Affordable Health Insurance

...**without** Taking on Risk or Paying Claims

Health Benefit Insurance Plans

- Guaranteed Acceptance or Underwritten
- Event-Based Fixed Indemnity
- Improved Coverage Options
- Affordable

Short-Term Medical

- Underwritten
- Most Similar to Major Medical
- Affordable

Supplemental

- Value-Added Insurance / Discount Benefit Products:
  - Pharmacy Benefit Cards
  - Life Insurance
  - Dental
  - Vision
  - Critical Illness
  - Deductible and Gap

$14 Billion Dollar Market Opportunity

Total Health Insurance Market

***$35 Billion of Premium*[(1)]**


Affordable Insurance Options
40%
60%
Affordable Care Act

(1) Milliman, CMS, Kaiser Foundation, ERBI and CBO (2010 data)

HIIQ has <2% Market Penetration[(2)]

Short-Term Medical / Health Benefit Insurance Plans Market


Short-Term Medical Plans
Health Benefit Insurance Plans
$14B
Addressable
Market

(2) Based on IFP premium equivalents for 2016 of $312M

HEALTH™ INSURANCE INNOVATIONS

HIIQ Partners with Best-In-Class Carriers and Benefit Providers

Key partnerships with A to A++ Carriers
(A.M. Best Ratings)

Affordable Health Care Solutions

Innovative, Customized, Data-driven Products

AXIS

Humana.

CHUBB INSURANCE

Careington

EVEREST.

Nationwide® is on your side

Standard Life and Accident Insurance Company

TELADOC.

HIIQ Integrates Carriers, Distributors and Consumers on Our Proprietary Technology Platform

Plug-and-play technology backbone allows for rapid, scalable growth

Top Rated Carriers


INSURANCE

Consumer



Technology Platform

E-Commerce


e-commerce

Licensed Agent Call Centers



Allowing Anyone to Quote, Buy, Print in Minutes

HOW IT WORKS

01 Quote

Using our innovative virtual administrator, a contracted insurance agent will provide you with quotes built to fit your needs and budget.

02 Buy

Purchase a plan and our platform sends you proof of coverage in minutes, not hours or days.

03 Print

Receive your confirmation and login to print your ID cards and all other necessary information.

04 Go

Rest assured knowing you're covered by a short-term or limited medical insurance plan from a top-rated carrier.

Extensive and Growing Distribution Network

E-Commerce — Online Distributor → agile Health Insurance

Licensed Agent Call Centers
- Owned → Health Insurance Innovations
- Non-owned → Health Option One; GoHealth

- Agile is the industry leading online affordable health care platform
- More than 100 licensed agent call centers as of 6/30/17
- Continually expanding and enhancing distribution channels

Online Affordable Health Care Platform Poised for Growth

www.agilehealthinsurance.com


agile Health Insurance
Short Term Health Insurance
Health Benefit Insurance
Dental Insurance
Help Center
Cut your Health Insurance costs in half!
Many Health Plan Options for $99/mo or less
Quote & Save Today
LIFESHIELD NATIONAL INSURANCE CO.
Nationwide
National General Accident & Health
Standard Life and Accident Insurance Company
TELADOC
UnitedHealthOne
USA United Service Association For Health Care

Our Trusted Comparison Shopping Site is a Proprietary Lead Generator and Data Resource for New Product Development…

www.HealthPocket.com


2017 Obamacare and Medicare plans are now available!
Licensed Agents Available! (800) 984-8015
Saved Plans
HealthPocket
Individual
Short Term
Medicare
Medigap
Small Business
Dental
More
Compare every health insurance plan in 1 Step
Zip Code, City, or State
Individual
SEARCH
2017 Obamacare & Medicare NOW AVAILABLE
What Makes HealthPocket Better?
More Plans
No need to jump to multiple websites to compare plans. We have the largest number of health plans

…Healthpocket.com is also Quoted by the Media and White House

BRIEFING ROOM | ISSUES | THE ADMINISTRATION | PARTICIPATE | 1600 PENN

HOME · BRIEFING ROOM · STATEMENTS & RELEASES

From the Press Office

- Speeches & Remarks
- Press Briefings
- Statements & Releases
- Nominations & Appointments
- Presidential Actions
- Legislation
- Disclosures

The White House
Office of the Press Secretary

For Immediate Release February 28, 2017

President Trump is Confronting our Nation's Broken Healthcare System

DESPERATE NEED FOR REPEAL AND REPLACE: The United States' healthcare system is trending in a disastrous direction and desperately needs improvement.

- Premiums continue to rise: The 2017 average premium increase for the benchmark HealthCare.gov plan across participating States is rising 25 percent on average in 2017.
- Deductibles challenging the value of insurance: According to analysis by HealthPocket, the 2017 average deductible for the most popular tier of Obamacare exchange plan, "Silver Plans," rose by an average 15 percent.
  - This year, Americans face average deductibles of $6,092 for "Bronze Plans" and $3,572 for "Silver Plans."

YAHOO! FINANCE

How You'll Be Affected by the GOP Health Plan Could Depend on Where You Live

Donna Rosato
Consumer Reports May 5, 2017



Consumer Reports has no relationship with any advertisers on this website.

The American Health Care Act, passed by the House on Thursday to cheers from Republican members, would give states wide leeway over a host of provisions that many Americans have come to count on, creating a patchwork of health insurance rules across the nation.

The legislation, designed as a replacement for the Obama-era Affordable Care Act, would allow states to apply for waivers to exempt insurers from providing coverage for 10 "essential health benefits," including emergency services, maternity care, and mental health treatment, among others. The level of coverage would depend on what each state decides.

THE NEW YORKER

News | Culture | Books | Business & Tech | Humor | Cartoons | Magazine | Video

THE NEW YORKER
The best writing anywhere, everywhere.
Subscribe for $1 a week, and get a free tote bag.

JOHN CASSIDY

THREE WAYS TO FIX OBAMACARE

By John Cassidy October 26, 2016

It has long been clear that many of the health-insurance companies offering policies through the public exchanges set up under the Affordable Care Act of 2010 were losing money. Some big operators, including Aetna, Humana, and United Health Care, have withdrawn from a number of the exchanges, and those insurers that remain have been indicating their intention to raise prices sharply for 2017. "The reality is the



In some ways, the Affordable Care Act is working as planned. But serious problems remain.

THE WALL STREET JOURNAL.

Home | World | U.S. | Politics | Economy | Business | Tech | Markets | Opinion | Arts | Life | Real Estate

JOURNAL REPORTS: HEALTH CARE

How to Bring the Price of Health Care Into the Open

There's a Big Push to Tell Patients What They'll Pay—Before They Decide on Treatment

By Melinda Beck
Updated Feb. 23, 2014 5:03 p.m. ET

It's a simple idea, but a radical one. Let people know in advance how much health care will cost them—and whether they can find a better deal somewhere else.

With outrage growing over incomprehensible medical bills and patients facing a higher share of the costs, momentum is building for efforts to do just that. Price transparency, as it is known, is common in most industries but rare in health care, where "charges," "prices," "rates" and "payments" all have different meanings and bear little relation to actual costs.

Unlike other industries, prices for health care can vary dramatically depending on who's paying. The list prices for hospital stays and doctor visits are often just opening bids that insurers negotiate down. The deals insurers and providers strike are often proprietary, making comparisons difficult. Even doctors are

CNBC

HOME U.S. | NEWS | MARKETS | INVESTING | TECH | MAKE IT | VIDEO | SHOWS | MORE

HEALTH CARE

HEALTH CARE | HOSPITALS | PHARMA | HEALTH INSURANCE | MODERN MEDICINE

Using your Obamacare plan can come at a great cost

Dan Mangan | @_DanMangan
Friday, 21 Nov 2014 | 1:19 PM ET

173 SHARES


ON THE MONEY
INSURING HEALTH OF HEALTH CARE

Customers signed up in the most popular kinds of Obamacare plans for 2015 won't see big increases in how much they have to pay in out-of-pocket health costs compared to this year, a new analysis finds.

Strong Support for Value HIIQ Brings to Consumers

Wayne Goodwin

Chair of the North Carolina Democratic Party
Former Commissioner of Insurance for North Carolina (2009-2016)

"As the former North Carolina Commissioner of Insurance, I know firsthand the actors across the increasingly important – and complicated – insurance industry. In all my interactions with Health Insurance Innovations and its management team, I found them passionate about their work, diligent, and, on information and belief, exceedingly cooperative and compliant with regulatory requirements among the states. Today I have a professional relationship with Health Insurance Innovations and its management team, and can attest to their great pride in providing access to affordable health insurance plans and specialized products for consumers across the U.S."

Ben Nelson

Former U.S. Senator (D-NE) and Governor of Nebraska
Former Nebraska Director of Insurance and CEO of the National Association of Insurance Commissioners (NAIC)

"Health Insurance Innovations is an important contributor to our citizens as a developer and distributor of individualized health insurance plans and services. I know the insurance industry well from serving as CEO of the National Association of Insurance Commissioners. The Company's growth across Florida and the United States has helped improve access to insurance products and services, positively impacting the lives of millions of consumers who have short-term insurance needs. Any market that Health Insurance Innovations is in is one that is better served."

Barry Goldwater Jr.

Former U.S. Representative (R-CA)

"Health Insurance Innovations has a strong commitment to providing consumers with unparalleled service with the utmost integrity. Now as an advisor to the Company, I can speak to Health Insurance Innovations' important role in partnering with insurance carriers to develop and distribute affordable short-term medical and health benefit plans, a vital and important service in today's evolving healthcare environment."

Regulatory Updates – Form 8-K (September 25, 2017)

Update on pending regulatory matters in Montana:

- As previously disclosed in the Company's SEC filings, Health Insurance Innovations was among more than two dozen separate parties named by the Montana Commissioner of Securities and Insurance ("CSI") in a Notice of Proposed Agency Action on May 12, 2016.
- While the Company continues to be fully cooperative with the CSI, at this time based on our discussions with the CSI, the Company has updated its estimate of exposure to a potential settlement with Montana with respect to this action and believes that it is no longer material to the Company.

Update on Florida Third-Party Insurance Administrator ("TPA") License:

- As previously disclosed, Health Insurance Innovations remains an active insurance agency in the State of Florida under an Agency License issued by the Florida Department of Financial Services.
- The Company continues to engage in active discussions with the Florida Office of Insurance Regulation ("OIR") regarding the Company obtaining a TPA license in the State of Florida.
- As a result of these discussions, the Company and the OIR have now reached a general understanding on a path forward that would allow the Company to submit a new application for a TPA license, and the Company and the OIR are working on the specific terms of that understanding.

HIIQ is Delivering on Our Commitments

9 Straight Quarters of Record Revenue and Adjusted Earnings

	2015 Actual	2016 Actual	2017 Guidance	2017 Growth
Revenue	$104.7	$184.5	$225 - $230	22% - 25%
Adjusted EBITDA	$6.6	$27.8	$39 - $42	41% - 51%
Adjusted EPS	$0.08	$1.12	$1.45 - $1.55	29% - 38%

Note: $ millions except EPS

… Combining Strong Growth and Leading Compliance

- Policies in Force (PIF) grew 39% from 258K to 360K YOY (1)
- Complaints (2) are less than 0.01% of PIF
- Working to be Industry Leading in Customer Service and Compliance

Policies In Force vs. Percentage of Complaints (2) YOY



0.02%
258,400 PIF
359,500 PIF
0.01%

(1) 6/30/16 ending PIF vs. 6/30/17 ending PIF
(2) Dept. of Insurance complaints as % of policies in force

Leading to More Happy Customers and More Positive Reviews

I wanted to express my gratitude for the excellent customer service. Our agent was very knowledgeable in the policy and protocol of HIIQ. He was very helpful in assisting me with my inquiry and customer needs.
Blake W. Savannah, GA

I would like to thank you for your kind help and considerate manner with our policy and refund. A special thanks to [her] for your patient way of explainir our steps along the way. Another thanks must go to [him] for listening to me and offering suggestions at ou first conversation.
Ralph L. Sequim, WA

She was very polite, professional, and very efficient. She explained exactly how my refund would be processed and helped me with everything I needed.
Brian K. Wilmington, NC



Health Insurance Innovations
Write a review
218 E Bearss Ave #325, Tampa, FL
2.8 ★★★★★ 105 reviews
Diana Muturia
15 photos
★★★★★ a week ago
Bonnie is your girl. Super helpful to get the right insurance for you
Helpful?
Response from the owner a week ago
Hi Diana,
We'll be sure to pass on this feedback to the agency where Bonnie works. We're ... More
Chyna Chambers
★★★★★ a month ago
Very satisfied with my portal login.
Very easy and simple to do.
Helpful?
Response from the owner a month ago
Hi Chyna,
That's great to hear! We appreciate you sharing this feedback with us. If we can ... More
Marcia Foga
★★★★★ a month ago

Whilst Maintaining the HIIQ Competitive Advantage…



Technology
Manage the Customer Experience
Best-in-Class Carriers and Products
Significant barriers to entry
Best-in-Class Compliance / Customer Service
Diversified Distribution Third-Party Call Centers
HealthPocket.com Comparison Shopping

Financials

Financial Results

Metric	FY 2015	YoY Change	FY 2016	YoY Change	H2 2016	H2 2017	YoY Change
Revenue	$104.7	18%	$184.5	76%	$87.0	$117.7	35%
Adjusted EBITDA	$6.6	(19%)	$27.8	322%	$10.8	$22.2	106%
GAAP EPS	$0.08	--	$0.59	638%	$0.36	$0.91	153%
Adj. EPS	$0.27	(29%)	$1.12	315%	$0.44	$0.82	86%
Metric	**12/31/15**	**YoY Change**	**12/31/16**	**YoY Change**	**6/30/16**	**6/30/17**	**YoY Change**
Cash & Cash Equivalents	$7.7	($6.6)	$12.2	$4.5	$9.3	$27.5	$20.2

Note: $ millions except EPS

Track Record of Success With Solid Growth Trajectory


In thousands
Policies In Force
45% Total Policy In Force CAGR
240
190
140
90
40
(10)
49.5
49.5
50.7
62.5
120.9
137.5
185.9
173.6
Q2 2014
Q2 2015
Q2 2016
Q2 2017
IFP
Supplemental


Revenue & Adjusted EBITDA Comparison
$ in millions
37% Revenue / 70% Adjusted EBITDA CAGR
Adj. EBITDA as a % of Revenue
200.0
150.0
100.0
50.0
-
20.0%
15.0%
10.0%
5.0%
0.0%
$88.8
9.1%
$8.1
$104.7
6.3%
$6.6
$184.5
15.1%
$27.8
$227.5
17.8%
$40.5
Revenue
Adj. EBITDA
2014
2015
2016
2017 (1)

(1) Mid-point of 2017 guidance

HIIQ Path to Continued Growth

1. Keep Customer First
2. Data Driven Product Innovation
3. Expand Distribution
4. Focus on Scalability & Leverage
5. Drive Recurring Revenue Growth
6. Maximize E-Commerce Opportunity (AgileHealthInsurance.com)

HEALTH™ INSURANCE INNOVATIONS

Appendix

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
(unaudited)
($ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2017	**2016**	**2017**	**2016**
Net income	$ 6,952	$ 4,270	$ 15,474	$ 6,556
Interest expense	1	100	—	155
Depreciation and amortization	992	797	1,930	1,532
Provision for income taxes	2,800	537	1,331	921
EBITDA	10,745	5,704	18,735	9,164
Non-cash stock-based compensation	964	482	1,784	969
Fair value adjustment to contingent consideration	—	15	—	15
Transaction costs	450	—	756	—
Tax receivable agreement liability adjustment	—	244	—	429
Severance, restructuring and other charges	363	103	896	222
Adjusted EBITDA	$ 12,522	$ 6,548	$ 22,171	$ 10,799

Source: Health Insurance Innovations, Inc. 2017 10-Q

Reconciliation of Net Income to Adj. Net Income per Share

Reconciliation of Adjusted EBITDA to Adjusted Net Income per Share
(Unaudited)
($ in thousands except per share data)

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
Net income	$ 6,952	$ 4,270	$ 15,474	$ 6,556
Interest expense	1	100	—	155
Amortization	512	557	1,023	1,115
Provision for income taxes	2,800	537	1,331	921
Non-cash stock-based compensation	964	482	1,784	969
Fair value adjustment to contingent consideration	—	15	—	15
Transaction costs	450	0	756	—
Tax receivable agreement liability adjustment	—	244	—	429
Severance, restructuring and other charges	363	103	896	222
Adjusted pre-tax income	12,042	6,308	21,264	10,382
Pro forma income taxes	(4,576)	(2,397)	(8,080)	(3,945)
Adjusted net income	$ 7,466	$ 3,911	$ 13,184	$ 6,437
Total weighted average diluted share count	16,208	14,575	16,156	14,558
Adjusted net income per share	$ 0.46	$ 0.27	$ 0.82	$ 0.44

Source: Health Insurance Innovations, Inc. 2017 10-Q

Reconciliation of Premium Equivalents to Revenues

Reconciliation of Premium Equivalents to Revenues
(Unaudited)
($ in thousands except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2017	**2016**	**2017**	**2016**
Premium equivalents	$ 98,896	$ 76,977	$ 189,836	$ 147,717
Less risk premium	35,502	30,942	69,043	57,824
Less amounts earned by third party obligors	1,611	1,541	3,142	2,909
Revenues	$ 61,783	$ 44,494	$ 117,651	$ 86,984

Source: Health Insurance Innovations, Inc. 2017 10-Q